SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

June 27, 2013

McCormick & Company, Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 2.02 Results of Operations and Financial Condition.

On June 27, 2013 the Registrant issued a press release and held a conference call with analysts to report on the results of operations for the second quarter of fiscal year 2013, which ended on May 31, 2013.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick Reports Financial Results for Second Quarter 2013 and Updates 2013 Financial Outlook,” which includes an unaudited Consolidated Income Statement for the six months ended May 31, 2013, an unaudited Consolidated Balance Sheet of the Registrant as of May 31, 2013, and an unaudited Consolidated Cash Flow Statement for the six months ended May 31, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit to this report is listed in Item 2.02 above and in the Exhibit Index that follows the signature line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Dated: June 27, 2013

By:	/s/ W. Geoffrey Carpenter
W. Geoffrey Carpenter
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Copy of the press release labeled “McCormick Reports Financial Results for Second Quarter 2013 and Updates 2013 Financial Outlook.”